 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 4, 2019

TAUTACHROME INC.
(Exact name of registrant as specified in its charter)

Delaware	333-141907	20-5034780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1846 E. Innovation Park Drive, Oro Valley, Arizona	85755
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers, Election of Directors, Appointment of Certain Officers, Compensatory Arrangements of Certain Officers

Appointment of Director

On October 3, 2019, the Board of Directors of Tautachrome Inc., a Delaware corporation (the “Company”), appointed David LaMountain as a director of the Company pursuant to Section 223 of the Delaware General Corporation Law, to hold such office until his successor is elected and qualified or until his earlier resignation or removal. On October 4, 2019, Mr. LaMountain accepted his appointment as director of the Company. There are no arrangements or understandings between Mr. LaMountain and any other persons pursuant to which Mr. LaMountain was selected as a director of the Company.

Related Party Transactions

ArKnet, Inc.

Mr. LaMountain served as President of ArKnet, Inc. (“ArKnet”) until October 4, 2019 and is currently a shareholder of ArKnet. On October 17, 2018, the Company executed a License Agreement with ArKnet pursuant to which the Company received certain technologies aimed at the global household goods and services market in exchange for the right to receive on-going cash royalty payments to ArKnet (none of which have been received as of the date of this report) and 40,000 shares of Convertible Preferred Series E Stock, issuable to ArKnet on or before April 17, 2020. ArKnet is also a current shareholder of the Company.

Promissory Notes

The Company has issued promissory notes in the principal amounts of $75,000 (issued on May 17, 2017), $27,000 (issued on July 19, 2017), $5,000 (October 13, 2017), $2,000 (issued on August 20, 2018), $2,683.53 (issued on August 20, 2018), $1,052.96 (issued on August 20, 2018), $2,088.21 (issued on August 20, 2018), $10,000 (issued on August 20, 2018), and $10,000 (issued on August 20, 2018) to Mr. LaMountain as evidence of funds loaned to the Company by Mr. LaMountain.

Resignation of Director

On October 10, 2019, Matthew Staker resigned from all positions held in the Company. Mr. Staker served as director of the Company. Mr. Staker’s resignation was not caused by any disagreement with the Company known to the Company.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAUTACHROME INC.

Date: October 10, 2019	/s/ Jon N. Leonard
Jon N. Leonard
President & CEO

3